                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                              September 6, 1996
                Date of Report (Date of earliest event reported)

                        TURNER BROADCASTING SYSTEM, INC.
             (Exact name of registrant as specified in its charter)




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
        Georgia                          0-9334                  58-0950695
(State or other jurisdiction          (Commission               (IRS Employer
of incorporation)                     File Number)           Identification No.)
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
                  One CNN Center, Atlanta, Georgia                      30303
          (Address of principal executive offices)                    (Zip Code)
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       Registrant's telephone number, including area code: (404) 827-1700

                                 Not Applicable
         (Former name or former address, if changed since last report)

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ITEM 5. OTHER EVENTS.


     As previously reported, Turner Broadcasting System, Inc., a Georgia corporation ("TBS"), has entered into an Amended and Restated Agreement and Plan of Merger dated as of September 22, 1995 (the "Merger Agreement") among
TBS, Time Warner Inc. ("Time Warner"), TW Inc., a Delaware corporation and currently a wholly-owned subsidiary of Time Warner ("New Time Warner"), Time
Warner Acquisition Corp., a Delaware corporation ("Delaware Sub"), and TW
Acquisition Corp., a Georgia corporation ("Georgia Sub"), which provides for a transaction in which TBS and Time Warner will each become a wholly-owned subsidiary of a new holding company. Pursuant to the Merger Agreement, (a)
Georgia Sub will be merged into TBS (the "TBS Merger"), (b) each outstanding share of Class A Common Stock, par value $0.0625 per share, of TBS and each share of Class B Common Stock, par value $0.0625 per share, of TBS (other than shares held directly or indirectly by Time Warner or New Time Warner or in the treasury of TBS and other than shares with respect to which dissenters' rights are properly exercised) will be converted into 0.75 of a share of common stock, par value $.01 per share, of New Time Warner ("New Time Warner Common Stock"),
(c) each share of Class C Convertible Preferred Stock, par value $.125 per share, of TBS (other than shares held directly or indirectly by Time Warner or New Time Warner or in the treasury of TBS and other than shares with respect to which dissenters' rights are properly exercised) will be converted into 4.80 shares of New Time Warner Common Stock, (d) Delaware Sub will be merged into
Time Warner (the "TW Merger" and together with the TBS Merger, the "Mergers"),
(e) each outstanding share of common stock, par value $1.00 per share, of Time
Warner, other than shares held directly or indirectly by Time Warner, will be converted into one share of New Time Warner Common Stock, (f) each outstanding share of each series of preferred stock of Time Warner, other than shares held directly or indirectly by Time Warner and shares with respect to which appraisal rights are properly exercised, will be converted into one share of a substantially identical series of preferred stock of New Time Warner having the same designation as the shares of preferred stock of Time Warner so converted,
(g) each of Time Warner and TBS will become a wholly-owned subsidiary of New
Time Warner and (h) New Time Warner will be renamed "Time Warner Inc."

     After an extensive review of the Mergers by the staff of the Federal
Trade Commission (the "FTC") and in order to eliminate certain concerns raised by the staff of the FTC regarding possible competitive effects of the Mergers and the related transactions, TBS, Time Warner, Tele-Communications, Inc.
("TCI") and Liberty Media Corporation ("LMC") have executed the Agreement
Containing Consent Order (including the related Interim Agreement, the "FTC
Consent Decree") dated August 14, 1996 and have submitted the FTC Consent
Decree to the commissioners of the FTC. The FTC commissioners have not yet initially accepted the FTC Consent Decree, and the obligations of Time Warner, TBS and TCI to consummate the Mergers are conditioned upon such initial acceptance. The FTC Consent Decree contains provisions (i) restricting the amount and type of New Time Warner securities that TCI and its affiliates may hold after the consummation of the Mergers, (ii) limiting the duration of agreements for mandatory analog carriage by TCI cable systems of TBS programming services, and (iii) restricting certain actions by New Time Warner after the consummation of the Mergers with respect to the distribution and pricing of programming services. If the FTC does not initially accept the FTC
Consent Decree, the FTC may seek to enjoin the consummation of the Mergers. If the FTC does initially accept the FTC Consent Decree, the FTC will publish the FTC Consent Decree for public comment for a period of 60 days. If the FTC does not finally accept the FTC Consent Decree after the period for public comment, the FTC could take such action under the antitrust laws as it deems necessary or desirable in the public interest, including seeking the divestiture of substantial assets of TBS or its subsidiaries or Time Warner or its subsidiaries. If finally accepted by the FTC, the FTC Consent Decree will terminate on the tenth anniversary of such final acceptance. A copy of the FTC
Consent Decree is attached as Exhibit 99.1 hereto and incorporated herein by reference.

     In connection with the FTC Consent Decree, the parties to the Merger
Agreement entered into Amendment No. 1, dated as of August 8, 1996, to the Merger Agreement, which provides for (i) certain changes required by the terms of the FTC Consent Decree, (ii) certain recent changes and proposed changes in the capital structure of Time Warner, and (iii) the extension of the expiration date of the Merger Agreement to December 31, 1996. A copy of such Amendment No. 1 is attached as Exhibit 2.1 hereto and incorporated herein by reference. The Merger Agreement, as amended by such Amendment No. 1, is referred to herein as the "Amended Merger Agreement".

     Also in connection with the execution of the FTC Consent Decree, TBS terminated an agreement to extend, upon the consummation of the Mergers, existing affiliation agreements pursuant to which TCI and its affiliates distribute TBS programming services. In lieu thereof, TBS entered into an agreement relating to the carriage after the consummation of the Mergers by TCI-affiliated cable systems of Headline News and WTBS (following the conversion of WTBS to a copyright-paid cable television programming service), certain conditional rebate arrangements available to TCI-affiliated cable systems with respect to other TBS programming services and certain other related matters.

     Also in connection with the Mergers, certain subsidiaries of TBS and certain affiliates of TCI have entered into agreements which provide for the exhibition, on a non-exclusive basis, of all motion pictures theatrically released during the term of such agreements by New Line Cinema Corporation, Castle Rock Entertainment and Turner Pictures Worldwide, Inc. on pay-per-view services owned by such TCI affiliates.

     To ensure compliance with the FTC Consent Decree, Time Warner, New
Time Warner, LMC and certain subsidiaries of LMC entered into the Second
Amended and Restated LMC Agreement, dated as of September 22, 1995 (the "LMC
Agreement").

     As a result of an arrangement among R.E. Turner, TBS and Time Warner and pursuant to the LMC Agreement, holders of a sufficient number of shares of the TBS capital stock have agreed to vote all of the shares owned by them in favor of the approval of the TBS Merger, the Amended Merger Agreement, and the other transactions contemplated by the Amended Merger Agreement to assure approval by the TBS shareholders, regardless of the vote of any other TBS shareholder.

     As previously reported, in connection with the Mergers, TBS and LMC
Southeast Sports, Inc. ("LMC Sports") entered into a stock purchase agreement
(the "SportSouth Agreement") pursuant to which TBS will sell to LMC Sports all of the outstanding capital stock of Turner Sports Programming, Inc. which owns a 44% interest in SportSouth Network, Ltd. The SportSouth Agreement was not amended in connection with the FTC Consent Decree, remains in effect and the transaction thereunder continues to be conditioned upon the consummation of the Mergers.

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ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

          The following items are filed with this report:

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
          Exhibit Number                               Description
                2.1               Amendment No. 1, dated as of August 8, 1996,
                                  to the Amended and Restated Agreement and Plan
                                  of Merger dated as of September 22, 1995, among
                                  Time Warner Inc., TW Inc., Time Warner Acquisition
                                  Corp. TW Acquisition Corp. and Turner Broadcasting
                                  System, Inc.

               99.1               Form of Agreement Containing Consent Order, dated
                                  August 14, 1996, among Time Warner Inc., Turner
                                  Broadcasting System, Inc., Tele-Communications, Inc.,
                                  Liberty Media Corporation and the Federal Trade
                                  Commission.

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                                   SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.





                                        TURNER BROADCASTING SYSTEM, INC.

                                            (Registrant)





Date: September 6, 1996                    By: /s/ William S. Ghegan
                                                --------------------------------
                                            Name: William S. Ghegan
                                            Title: Vice President and Controller
                                                   and Chief Accounting Officer




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                                 EXHIBIT INDEX
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
          Exhibit Number                               Description
                2.1               Amendment No. 1, dated as of August 8, 1996,
                                  to the Amended and Restated Agreement and Plan
                                  of Merger dated as of September 22, 1995, among
                                  Time Warner Inc., TW Inc., Time Warner Acquisition
                                  Corp., TW Acquisition Corp. and Turner Broadcasting
                                  System, Inc.

               99.1               Form of Agreement Containing Consent Order dated
                                  August 14, 1996, among Time Warner Inc., Turner
                                  Broadcasting System, Inc., Tele-Communications, Inc.,
                                  Liberty Media Corporation and the Federal Trade
                                  Commission.

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